Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  February 9, 1994



                          JWP Inc.



Delaware                  0-2315                    11-2125338
(State of other        (Commission File            (IRS Employer
jurisdiction of           Number)                  Identification
incorporation)                                        Number)




   Six International Drive, Rye Brook, New York 10573-1058
          (Address of principal executive offices)


     Registrant's Telephone number including area code:
                       (914) 935-4000

ITEM 4.   Changes in Registrant's Certifying Accountant.

     The undersigned Registrant hereby reports (a) a dismissal of its independent accountant at the conclusion of their audit of the Registrant's financial statements for the years ended December 31, 1992, 1991 and 1990 and (b) the engagement of a new independent accountant.

     (a)  Dismissal of Independent Accountant.

          1.   On February 9, 1994, JWP Inc. (the
               "Registrant"), informed Ernst & Young
               ("E & Y"), the independent accountant who was previously engaged as the principal accountant to audit the consolidated financial statements of the Registrant and its subsidiaries, that it will not be reappointed auditors for the year ended December 31, 1993. The Registrant continues to engage E & Y to complete (a) an audit of the Registrant's financial statements for the year ended December 31, 1992 and (b) an audit of the financial statements of the Registrant for the years ended December 31, 1991 and 1990, as such financial statements are expected to be restated.

          2. E & Y has not yet completed its audit of the Registrant's consolidated financial statements for the year ended December 31, 1992. The Registrant expects that E & Y's report on the financial statements for the year ended December 31, 1992 will contain a disclaimer of opinion because of uncertainties as to the Registrant's ability to continue as a going concern, the Registrant's default under certain of its debt obligations, a class action complaint filed against the Registrant and certain of its directors and officers in January 1993, an investigation by the Securities and Exchange Commission and its Chapter 11 bankruptcy proceeding described under Item 5. In addition, the management of the Registrant is reviewing and expects to restate its financial statements for the years ended December 31, 1991 and 1990 and E & Y will audit such restatements, when they are completed.

          3. The decision to dismiss E & Y was recommended by management and approved by both the

               Registrant's Audit Committee and Board of
               Directors on February 9, 1994.

          4. During the Registrant's fiscal years ended December 31, 1992 and 1991 and the subsequent period preceding the dismissal of E & Y, there were no disagreements with E & Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E & Y, would have caused it to make a reference to the subject matter of the disagreements in connection with its report, except for the following:

               During 1993, the Registrant reviewed its previously issued 1991 financial statements for possible restatement. In conjunction with that review, management formed a view that a reserve for certain inventory at a subsidiary was understated at December 31, 1991 by an amount within a range of $4 million and $12 million. E & Y did not believe that the available information supported management's view that an error as defined in APB Opinion No. 20 had occurred pertaining to this item. The matter was resolved to E & Y's satisfaction.

          5. During 1993, in connection with its audit of the Registrant's 1992 financial statements
               E & Y informed the Registrant:

               (A)  of certain material weaknesses in the
                    internal control structure of two
                    subsidiaries of the Registrant and that
                    such internal controls were inadequate
                    to develop reliable financial
                    statements;

               (B)  of the need to expand significantly the
                    scope of its audit of the Registrant's
                    consolidated financial statements for
                    the year ended December 31, 1992; and

               (C) of the need for the Registrant to review its previously issued financial statements for the years ended
                    December 31, 1991 and 1990 to determine
                    whether such financial statements needed to be restated.

               Further, in connection with its audit of the Registrant's consolidated financial statements for the year ended December 31, 1992 and in consideration of whether the Registrant's financial statements for the years ended December 31, 1991 and 1990 required restatement, E & Y raised questions about the representations of Registrant's prior management. The matter was discussed with the Audit Committee. E & Y is continuing its audit of Registrant's financial statements for the year ended December 31, 1992, as well as its audit of the Registrant's financial statements for the years ended December 31, 1991 and 1990 which are expected to be restated. E & Y and the Registrant's present management are currently in discussion about the scope of representations to be provided to E & Y related to the Registrant's financial statements for each of the years in the three year period ended December 31, 1992.

          6.   The Registrant has authorized E & Y to
               respond fully to the inquiries of the
               successor accountant concerning the subject matters described above.

     (b)  Engagement of New Independent Accountant.

          7. On February 9, 1994, the Registrant engaged Deloitte & Touche independent accountant
               ("D & T"), as the principal accountant to audit the consolidated financial statements of the Registrant and its subsidiaries, as of and for the year ended December 31, 1993.

          8.   In 1992, at the request of the Board of
               Directors of the Registrant, D & T consulted on certain accounting issues.

               Later in 1992, at the request of the Board of Directors of the Registrant, D&T consulted on the Registrant's accounting policies, procedures and controls and on the appropriate application of generally accepted accounting principles to specific transactions.

               In 1993, at the request of the Registrant, D & T provided consulting services with respect to certain accounting matters as to which management requested advice, in order to assist management in evaluating the impact of such matters on its 1992 financial statements and subsequently assisted management relative to earlier periods.

               In 1993, D & T performed certain review
               procedures of the Registrant's interim
               consolidated financial statements for the quarters ended March 31, 1993, June 30, 1993 and September 30, 1993.

               In 1993, at the request of the Jamaica Water
               Supply Company, a subsidiary of the
               Registrant, D & T conducted a special review of such subsidiary's internal control structure, in connection with a Public
               Service Commission rate and regulatory
               proceeding.

               In 1993, at the request of the Registrant, D & T performed audits of certain of the Registrant's retirement and welfare plans.


ITEM 5.   Other Events.

          On February 14, 1994, the Registrant converted the involuntary bankruptcy proceeding pending against it in the United States Bankruptcy Court, Southern District of New York, to a voluntary proceeding under Chapter 11 of the United States Bankruptcy Code, as described in the press release, attached hereto as Exhibit 1.

          On the same date, the Registrant announced the planned resignation of Edward Kosnik as its Chief
          Executive Officer, as described in Exhibit 1, attached hereto.

ITEM 7.   Financial Statements, Pro Forma Financial
          Information, and Exhibits.

     (b)  Exhibits.

          1.   Press Release with respect to Chapter 11
               Proceeding of Registrant and resignation of its Chief Executive Officer.

          2.   Draft of report, dated September 30, 1992, by
               D & T, as special consultant to the
               Registrant, with respect to certain of the

               Registrant's accounting policies and
               procedures. 1/

          3. Report by D & T dated February 26, 1993, with respect to the internal control structures of the Jamaica Water Supply Company.

          4. The Registrant has provided E & Y with draft and final copies of this Form 8-K and has requested that E & Y furnish the Registrant, as promptly as possible, with a letter addressed to the Commission stating whether it agrees with the statements made herein by the Registrant, and if not, stating the respects in which it does not agree. Upon receipt of E & Y's response the Registrant will promptly file it as an exhibit to this filing.

          5. The Registrant has provided D & T with the opportunity to provide the Commission with any new information, clarify the Registrant's expression of its views or disagree with any statements made by the Registrant in response to Item 304(a). Upon receipt of any response from D & T, the Registrant will promptly file it as an exhibit to the filing.



_________________________

1/ The Registrant has requested confidential treatment of this report.

                          SIGNATURE


Pursuant to the requirements of the Securities Exchange act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              JWP Inc.


Date:  February 22, 1994      By:  /s/ Stephen H. Meyers
                                  Name:  Stephen H. Meyers
                                  Title: Senior Vice
                                         President - Finance